ACCUMULATED OTHER COMPREHENSIVE LOSS ATTRIBUTABLE TO SHAREHOLDER (Tables)	12 Months Ended
Dec. 31, 2020
ACCUMULATED OTHER COMPREHENSIVE LOSS ATTRIBUTABLE TO SHAREHOLDER
Schedule of accumulated other comprehensive loss attributable to shareholder

		Defined
	Cash flow hedges[1]	benefit plans	Total
Balance as of December 31, 2017	(4.0)	(37.8)	(41.8)
Other comprehensive loss	(10.9)	(9.3)	(20.2)
Balance as of December 31, 2018	$(14.9)	$(47.1)	$(62.0)
Other comprehensive income (loss)	47.9	(34.6)	13.3
Balance as of December 31, 2019	33.0	(81.7)	(48.7)
Other comprehensive loss	(12.2)	(44.8)	(57.0)
Balance as of December 31, 2020	$20.8	$(126.5)	$(105.7)
[1]

No significant amount is expected to be reclassified in income over the next 12 months in connection with derivatives designated as cash flow hedges. The balance is expected to reverse over a 6 ¼–year period.